Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated January 3, 2017 to the

Summary Prospectuses, dated February 29, 2016, for Global Equity Portfolio (Institutional Class and Advisor Class), International Equity Portfolio (Institutional Class and Investor Class) and Frontier Emerging Markets Portfolio (Institutional Class and Investor Class) and

Prospectuses for Individual Investors and Institutional Investors (the “Prospectuses”), dated February 29, 2016, as supplemented, and

Statement of Additional Information (the “SAI”), dated February 29, 2016, as supplemented

Effective January 3, 2017, Peter Baughan, Ferrill Roll, Christopher Mack and Richard Schmidt will serve as the portfolio managers of the Global Equity Portfolio. Messrs. Baughan and Roll will continue to serve as the lead portfolio managers. Accordingly, the paragraph that appears after the caption “Portfolio Managers” for the Global Equity Portfolio in the Portfolio’s Summary Prospectuses and Prospectuses is replaced with the following:

Peter Baughan, Ferrill Roll, Christopher Mack and Richard Schmidt serve as the portfolio managers of the Global Equity Portfolio. Mr. Baughan has held his position since February 2003, Mr. Roll has held his position since January 2001, Mr. Mack has held his position since June 2014 and Mr. Schmidt has held his position since February 2015. Messrs. Baughan and Roll are the lead portfolio managers.

Effective January 3, 2017, Ferrill Roll, Alexander Walsh, Bryan Lloyd, Patrick Todd and Andrew West will serve as the portfolio managers of the International Equity Portfolio. Messrs. Roll and Walsh will continue to serve as the lead portfolio managers. Accordingly, the paragraph that appears after the caption “Portfolio Managers” for the International Equity Portfolio in the Portfolio’s Summary Prospectuses and Prospectuses is replaced with the following:

Ferrill Roll, Alexander Walsh, Bryan Lloyd, Patrick Todd and Andrew West serve as the portfolio managers of the International Equity Portfolio. Mr. Roll has held his position since October 2004, Mr. Walsh has held his position since January 2001, Mr. Todd has held his position since January 2017, and Messrs. Lloyd and West have held their position since June 2014. Messrs. Roll and Walsh are the lead portfolio managers.

Effective January 3, 2017, Pradipta Chakrabortty, Babatunde Ojo and Richard Schmidt will serve as the portfolio managers of the Frontier Emerging Markets Portfolio. Messrs. Chakrabortty and Ojo will continue to serve as the lead portfolio managers. Accordingly, the paragraph that appears after the caption “Portfolio Managers” for the Frontier Emerging Markets Portfolio in the Portfolio’s Summary Prospectuses and Prospectuses is replaced with the following:

Pradipta Chakrabortty, Babatunde Ojo and Richard Schmidt serve as the portfolio managers of the Frontier Emerging Markets Portfolio. Mr. Chakrabortty has held his position since December 2008, Mr. Ojo has held his position since June 2014 and Mr. Schmidt has held his position since January 2012. Messrs. Chakrabortty and Ojo are the lead portfolio managers.

In addition, the following is added after the twelfth paragraph that appears after the caption “Portfolio Management” in each Prospectus:

Patrick Todd, CFA, has been a portfolio manager since 2017 and an analyst since 2012 when he joined Harding Loevner. As an analyst, he focuses on health care companies. Mr. Todd graduated from Harvard University in 2002 and received an MBA in Applied Value Investing from Columbia Business School in 2011. Mr. Todd serves as a portfolio manager for the International Equity Portfolio.

In addition, all references to Mr. Walsh serving as a portfolio manager for the Global Equity Portfolio, Mr. Baughan serving as a portfolio manager for the International Equity Portfolio, and Mr. Johnson serving as a portfolio manager for the Frontier Emerging Markets Portfolio in each Prospectus are hereby deleted.

In addition, corresponding changes are made to the tables that appear after the captions “Other Accounts Managed by Portfolio Managers” and “Portfolio Managers Beneficial Ownership of Equity Securities in the Fund” in the SAI.

Please retain this Supplement for future reference.